UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported): January 18, 2005

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                                Tegal Corporation
             (Exact name of Registrant as Specified in its Charter)


          Delaware                     000-26824                 68-0370244
(State or other jurisdiction          (Commission             (I.R.S. Employer
      of incorporation)               File Number)           Identification No.)

                          2201 South McDowell Boulevard
                           Petaluma, California 94954
                    (Address of Principal Executive Offices)

                                 (707) 763-5600
              (Registrant's telephone number, including area code)

          ------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.02.  Entry into a Material Definitive Agreement

      On January 18, 2005, Tegal Corporation (the "Company") amended that certain Rights Agreement between the Company and ChaseMellon Shareholder Services, L.L.C., as Rights Agent, dated as of June 11, 1996. The Amendment to the Rights Agreement replaces ChaseMellon Shareholder Services, L.L.C. with Registrar and Transfer Company as a successor Rights Agent under the Rights Agreement.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  January 18, 2005                       TEGAL CORPORATION


                                              By:    /s/ Thomas R. Mika
                                                     ---------------------------
                                              Name:  Thomas R. Mika
                                              Title: Chief Financial Officer